Subsequent Events (Unaudited)	12 Months Ended
Dec. 31, 2025
Honeywell Puerto Rico Savings Plan [Member]
Subsequent Events [Abstract]
Subsequent Events (Unaudited)
9.	Subsequent Events (Unaudited)

The Plan has evaluated subsequent events through the date the financial statements were issued and has identified the following events requiring disclosure. Effective April 1, 2026, in anticipation of the spin-off of Honeywell Aerospace Inc. from the Company, which is expected to be finalized on June 29, 2026, active participants expected to be employed by the new Honeywell Aerospace Inc. entity (or its Puerto Rican subsidiary) following the spin-off ceased participation in the Plan and became participants of the Honeywell Aerospace Puerto Rico Savings Plan (the “Aerospace PR Plan”). In connection with this transfer, $83,125 thousand of account balances of such participants will transfer from the Master Trust to the master trust of the Aerospace PR Plan.